UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 22, 2016

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

149 COMMONWEALTH DRIVE, SUITE 2070
MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 22, 2016, Geron Corporation (the “Company” or “Geron”) entered into a stipulation of settlement that will resolve (i) the consolidated state derivative lawsuits titled Oriente v. Scarlett, et al., Case No. CIV 528121 and Cavel v. Scarlett, et al., Case No. CIV 535151, pending in the Superior Court of the State of California, County of San Mateo (collectively, the “State Derivative Action”), and (ii) the consolidated federal derivative lawsuits titled DiLaura v. Scarlett, et al., Case No. 4:15-CV-02989 and Haddock v. Scarlett, et al., Case No. 3:15-CV-03007, pending in the United States District Court, Northern District of California (collectively, the “Federal Derivative Action”). The State Derivative Action and the Federal Derivative Action are referred to collectively as the Derivative Actions. Geron’s current and former employees and directors named as individual defendants in the Derivative Actions have also entered into the stipulation of settlement. The stipulation of settlement remains subject to preliminary and final approval by the Superior Court of the State of California, County of San Mateo (the “Superior Court of California”).

If the settlement is approved preliminarily by the Superior Court of California, Geron’s stockholders will be notified of the proposed settlement and the procedure by which they can object to the settlement. The settlement will then be subject to final approval by the Superior Court of California.

Subject to final approval of the settlement by the Superior Court of California, and in exchange for a release of all claims by the plaintiffs to the Derivative Actions and a dismissal of the Derivative Actions with prejudice, the Company has agreed to (i) implement certain corporate governance refinements and (ii) instruct the Company’s insurer to pay the plaintiffs’ attorneys a total of $950,000 United States dollars.

The stipulation of settlement does not involve the stockholder class actions consolidated under the caption In re: Geron Corporation Securities Litigation, Case No. 3:14-CV-01224-CRB, which is currently pending in the United States District Court, Northern District of California.

Use of Forward-Looking Statements

Except for the historical information contained herein, this Form 8-K contains forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements in this Form 8-K regarding: (i) the stipulation of settlement, (ii) the impact of such settlement, including related activities, approvals and payments, and (iii) other statements that are not historical facts, constitute forward-looking statements. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, risks and uncertainties related to: (i) the settlement not receiving the requisite approvals; (ii) the settlement not having the expected impact, including resolving the Derivative Actions; and (iii) the settlement requiring more activity or expense than expected. Additional information on the above risks and uncertainties and additional risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in Geron’s periodic reports filed with the Securities and Exchange Commission under the heading “Risk Factors,” including Geron’s quarterly report on Form 10-Q for the quarter ended March 31, 2016. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Geron disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: July 22, 2016	By:	/s/ Stephen N. Rosenfield
Stephen N. Rosenfield
Executive Vice President, General
Counsel and Corporate Secretary